UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

WESTERN NEW ENGLAND BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	001-16767 (Commission File Number)	73-1627673 (I.R.S. Employer Identification No.)

141 Elm Street
Westfield, Massachusetts (Address of principal executive offices)	01085 (zip code)

Registrant’s telephone number, including area code: (413) 568-1911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WNEB	NASDAQ

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07, on May 14, 2025, Western New England Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) at which the Company’s shareholders approved the amendment and restatement of the Company’s 2021 Omnibus Incentive Plan (the “2021 Plan”) to increase the total number of shares of common stock reserved for issuance under the 2021 Plan by 1,000,000 shares (the “Amended and Restated Plan”). The Amended and Restated Plan was approved by the Company’s Board of Directors on January 28, 2025, subject to shareholder approval, and became effective with such shareholder approval on May 14, 2025.

The material terms and conditions of the Amended and Restated Plan have been previously described under Proposal No. 4 in the Company’s Definitive Proxy Statement on Schedule 14A (beginning on page 60) filed with the Securities and Exchange Commission on April 4, 2025 (the “Proxy Statement”).

The descriptions of the Amended and Restated Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Amended and Restated Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. Awards under the Amended and Restated Plan may be made in the form of stock options, restricted stock, stock units (including deferred stock units), unrestricted stock, dividend equivalent rights, other equity-based awards, and cash bonuses. A copy of the Form of Incentive Stock Option Agreement, the form of Non-Qualified Stock Option Agreement, the Form of Director Incentive Award Agreement, the Form of Restricted Stock Agreement and the Form of Long-Term Incentive and Retention Equity Award Agreement, each as may be used under the Amended and Restated Plan are filed as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 14, 2025, the Company held its Annual Meeting. There were 20,811,028 shares of common stock eligible to be voted at the Annual Meeting and 16,653,531 shares of common stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business.

There were four proposals submitted to the Company’s shareholders at the Annual Meeting. The shareholders elected the director nominees listed in Proposal 1 and approved Proposals 2, 3 and 4. Proposals 1, 2, 3 and 4 are detailed in the Company’s Proxy Statement. The final results of voting on each of the proposals are as follows:

Proposal 1: Consideration and vote upon a proposal to elect two Directors of the Company for a three-year term expiring in 2028.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gary G. Fitzgerald	13,099,663	253,951	3,299,917
Paul C. Picknelly	12,735,191	618,424	3,299,916

Proposal 2: Consideration and approval of a non-binding advisory resolution on the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
12,670,770	406,270	276,573	3,299,918

Proposal 3: Consider and vote upon a proposal for the ratification of the appointment by the Company’s Board of Directors of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
15,653,350	277,475	722,706	—

Proposal 4: Consider and vote upon a proposal for the approval of the amendment and restatement of the Company’s 2021 Omnibus Incentive Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
12,457,803	487,738	408,071	3,299,919

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number	Description
10.1	Western New England Bancorp, Inc. Amended and Restated 2021 Omnibus Incentive Plan.
10.2	Form of Incentive Stock Option Agreement under the Western New England Bancorp, Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.2 of the Registration Statement on Form S-8 filed with the SEC on May 19, 2021).
10.3	Form of Non-Qualified Stock Option Agreement under the Western New England Bancorp, Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.3 of the Registration Statement on Form S-8 filed with the SEC on May 19, 2021).
10.4	Form of Director Incentive Award Agreement under the Western New England Bancorp, Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.4 of the Registration Statement on Form S-8 filed with the SEC on May 19, 2021).
10.5	Form of Restricted Stock Agreement under the Western New England Bancorp, Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.5 of the Registration Statement on Form S-8 filed with the SEC on May 19, 2021).
10.6	Form of Long-Term Incentive and Retention Equity Award Agreement under the Western New England Bancorp, Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.6 of the Registration Statement on Form S-8 filed with the SEC on May 19, 2021).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN NEW ENGLAND BANCORP, INC.

By	/s/ Guida R. Sajdak
Guida R. Sajdak
Chief Financial Officer

Dated: May 14, 2025